UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2012

Date of Report

(Date of earliest event reported)

Select Income REIT

(Exact name of registrant as specified in its charter)

Maryland	001-35442	45-4071747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 12, 2012, Select Income REIT (the “Company”) completed its issuance and sale of 9,200,000 common shares of beneficial interest, par value $0.01 per share (the “Shares”) in its initial public offering (the “IPO”), at a price to the public of $21.50 per Share, including 1,200,000 Shares sold pursuant to the exercise in full of the underwriters’ over allotment option granted under the Underwriting Agreement (as defined below) .  The Shares were offered pursuant to a Registration Statement on Form S-11 (Registration No. 333-178720) (the “Registration Statement”), initially filed on December 22, 2011 by the Company with the United States Securities and Exchange Commission (the “Commission”), and which, as amended, was declared effective by the Commission on March 6, 2012.  The prospectus (the “Prospectus”) for the IPO was filed with the Commission on March 7, 2012 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Underwriting Agreement

In connection with the IPO, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) on March 6, 2012, by and between the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Company, and purchase by the Underwriters, of 8,000,000 Shares at a price to the public of $21.50 per Share (or $20.15625 per Share net of underwriting discounts and commissions). The Underwriting Agreement also granted the Underwriters a 30-day option to purchase up to an additional 1,200,000 Shares on the same terms.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions.  The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated in this Item 1.01 by reference.

Bank Facility

On March 12, 2012, in connection with the IPO and pursuant to the closing agreement disclosed in the Prospectus, the Company entered into a Credit Agreement by and among the Company, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the other financial institutions party thereto (the “Credit Agreement”).  The Credit Agreement provides for a credit facility (a “Bank Facility”) in the form of a revolving credit facility permitting borrowings by the Company in an aggregate principal amount of up to $500.0 million from time to time.  The proceeds of borrowings under the Bank

Facility are available to the Company for general business purposes, including acquisitions, and as described below.  The Bank Facility is scheduled to mature on March 11, 2016, and, subject to the payment of an extension fee and meeting certain other conditions, the Company has an option to extend the stated maturity date by one year.  Under the agreement, the Company also has a one-time option exercisable no later than 30 days after March 12, 2012, to convert up to $250.0 million of amounts outstanding under the Bank Facility into a term loan.  Any portion of the Bank Facility converted into a term loan pursuant to the option described above will have a five year term.  Interest is calculated at floating rates based upon LIBOR (as defined in the Credit Agreement) plus margins which vary depending upon the Company’s leverage and credit rating. The margin will vary between the portion of the Bank Facility which is a revolver and the portion which may be converted into a term loan.  The Company is also obligated to pay an annual facility fee on the portion of the Bank Facility which is a revolver.

The Credit Agreement includes various financial and other covenants applicable to the Company and its subsidiaries, which generally restrict the Company’s ability to incur debts, including debts secured by mortgages on its properties, in excess of calculated amounts, require the Company to maintain a minimum net worth, restrict the Company’s ability to make distributions to its parent, CommonWealth REIT (“CWH”) and the Company’s other shareholders under certain circumstances and require the Company to maintain other financial ratios.  A change of control of the Company (as defined in the Credit Agreement), including Reit Management & Research LLC (“RMR”) ceasing to act as the Company’s sole business and property manager, may cause a default under the Credit Agreement.  Certain of the Company’s subsidiaries have guaranteed payment under the Bank Facility.

In addition, on March 12, 2012, the Company and certain of its subsidiaries entered into a Pledge Agreement (the “Pledge Agreement”) in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent, and other secured parties.  Pursuant to the Pledge Agreement, the Company has pledged the equity of certain of its subsidiaries as collateral for its and the subsidiary guarantors’ obligations under the Bank Facility.

The foregoing summary of the Credit Agreement and Pledge Agreement is not complete and is qualified in its entirety by reference to the forms of Credit Agreement and Pledge Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively and incorporated in this Item 1.01 by reference.

Management Agreements

On March 12, 2012, in connection with the closing of the IPO, the Company entered into a Business Management Agreement (the “Business Management Agreement”) and a Property Management Agreement (the “Property Management Agreement”) with RMR.  Pursuant to the Business Management Agreement, RMR manages the Company’s business under the general direction of the Company’s board of trustees (the “Board”) and the Company is obligated to pay business management base fees in cash to RMR, plus an incentive fee, which is settled in Shares, each based on a formula.  The annual business management base fee will be equal to (1) in the case of the Company's properties contributed to us by CWH prior to the IPO and any other properties hereafter transferred to the Company by CWH or another real estate investment trust to which RMR at such time provides business management or property management services, 0.5% of the historical cost of such properties to CWH or the applicable transferor, plus (2) in the case of properties which the Company may hereafter acquire other than from CWH or other real estate investment trusts managed by RMR, which the Company may hereafter acquire, 0.7% of the Company's cost of such additional properties up to and including $250.0 million, plus 0.5% of its cost of any such additional properties in excess of $250.0 million.  In addition, beginning with the year ending December 31, 2013, RMR is entitled to receive from the Company an incentive fee equal to 15% of any increase in Normalized FFO Per Share (as defined in the Business Management Agreement) for such year, over Normalized FFO Per Share in the prior year, multiplied by the weighted average of the Company's common shares outstanding on a fully diluted basis during such year, subject to a maximum incentive fee for any year of $0.02 per common share multiplied by such weighted average number of the Company's common shares outstanding on a fully diluted basis.  For purposes of calculating any incentive fee for the year ending December 31, 2013, the Company's 2012 Normalized FFO Per Share will be calculated based on annualized figures for the period beginning upon completion of the IPO and ending on December 31, 2012 divided by the weighted average number of Shares outstanding on a fully diluted basis during such period. Any incentive fees earned by RMR will be paid in Shares.  Pursuant to the Property Management Agreement, RMR has agreed to manage the Company’s properties and the Company has agreed to pay RMR fees generally equal to 3% of the gross rents received at our properties and a construction supervision fee equal to 5% of any construction, renovation or repair activities at the Company’s properties.

The foregoing summary of the Business Management Agreement and the Property Management Agreement is not complete and is qualified in its entirety by reference to the Business Management Agreement and Property Management Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively, and incorporated in this Item 1.01 by reference.

Indemnification Agreements

On March 8, 2012, in connection with the closing of the IPO, the Company entered into Indemnification Agreements (each, an “Indemnification Agreement”) with each of the trustees and officers of the Company (each, an “Indemnitee”).  Each Indemnification Agreement requires the Company to, among other things, indemnify each Indemnitee against certain liabilities that may arise in connection with his status or service as one of the Company’s directors, Trustees, officers or agents or in such Indemnitee’s capacity at other specified entities at which he serves at the Company’s request and to advance such Indemnitee’s expenses incurred as a result of any proceeding for which he may be entitled to indemnification.  Each Indemnification Agreement otherwise provides for indemnification rights to the maximum extent permitted under Maryland law and is in addition to any other rights an Indemnitee may have under the Company’s organizational documents or applicable law.

The foregoing summary of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated in this Item 1.01 by reference.

Transaction Agreement

On March 12, 2012, in connection with the closing of the IPO, the Company entered into a transaction agreement (the “Transaction Agreement”) in order to govern the Company’s future relations with its parent, CWH.  The Transaction Agreement provides, among other things, that:

•                  the current assets and liabilities of the Company’s properties, upon completion of the IPO, were settled between the Company and CWH so that CWH retains all pre-closing current assets and liabilities and the Company assumes all post-closing current assets and liabilities;

•                  the Company indemnifies CWH with respect to any liability relating to any property transferred to the Company, including any liability which relates to periods prior to the Company’s formation;

•                  the rights and obligations of the lessor under one of CWH’s multi-building leases are allocated between CWH and the Company such that the Company assumes the obligations of the lessor and is entitled to the rents and other rights under such lease with respect to two of the three buildings subject to such lease; and

•                  the Company and CWH will cooperate to enforce the ownership limitations in our and its respective declarations of trust, otherwise to promote our respective orderly governance and to file future tax returns including appropriate allocations of taxable income, expenses and other tax attributes.

The foregoing summary of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated in this Item 1.01 by reference.

Certain Relationships

As more fully described under the captioned sections “Manager” and “Certain Relationships and Related Person Transactions” in the Prospectus, which sections are incorporated in this Item 1.01 by reference, RMR provides management services to both CWH and the Company.  One of the Company's Managing Trustees, Barry M. Portnoy, is Chairman, majority owner and an employee of RMR.  The Company's other Managing Trustee, Mr. Adam D. Portnoy is the son of Mr. Barry M. Portnoy and an owner, President and Chief Executive Officer and a Director of RMR.  All of the members of the Company’s Board, including the Company’s Independent Trustees, are members of one or more boards of trustees or directors of various companies managed by RMR, including CWH. All of the Company’s executive officers are also executive officers of RMR.  With the exception of Donna D. Fraiche and Jeffrey P. Somers, both of whom are Independent Trustees of the Company, each of the Company’s Trustees are trustees of CWH.  In addition, Adam D. Portnoy and John C. Popeo, the Company’s Treasurer and Chief Financial Officer, are executive officers of CWH.

In addition, as more fully described under the caption “Underwriting” in the Prospectus,  each of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and other companies managed by the Company’s manager, RMR.  They have received customary fees and commissions for these transactions.  In addition, the Underwriters or their respective affiliates are lenders under the Bank Facility and certain of the Underwriters or their affiliates are agents, bookrunners or arrangers under the Bank Facility.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement, the Pledge Agreement and the Bank Facility are incorporated in this Item 2.03 by reference.  On March 12, 2012, the Company borrowed $251.5 million under the Bank Facility.  The Company applied the proceeds of that advance, together with the net proceeds of the IPO, to repay the Company’s $400.0 million demand note issued to CWH in full and to reimburse CWH for costs CWH incurred in connection with the Company’s organization and preparation for the Company’s offering.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 8, 2012, the Board increased the size of the Board from two to five members and appointed each of Jeffrey P. Somers, Donna D. Fraiche and William A. Lamkin to the Board as Independent Trustees and to the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board.  Mr. Somers, Ms. Fraiche and Mr. Somers were appointed as Class 1, Class 2 and Class 3 Trustees, respectively, with terms expiring in 2013, 2014 and 2015, respectively.

Additional information concerning each of Ms. Fraiche, Mr. Lamkin and Mr. Somers is described under the caption “Management — Trustees and Officers” in the Prospectus, and such information is incorporated in this Item 5.02 by reference.

2012 Equity Compensation Plan

Effective March 12, 2012, the Board approved, and CWH, as the Company’s sole shareholder, adopted the Company’s 2012 Equity Compensation Plan (the “2012 Plan”).  Under that plan the Company may from time to time make awards of Shares to its trustees and executive officers and other RMR employees who provide services to the Company.  The Company has reserved 3,000,000 Shares for future issuance under the 2012 Plan, which will be administered by the Company’s compensation committee.

Information concerning the 2012 Plan was disclosed in the Prospectus under the caption “Management — Equity Compensation Plan” and is incorporated in this Item 5.02 by reference.  The foregoing summary of the 2012 Plan is not complete and is qualified in its entirety by reference to the 2012 Equity Compensation Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated in this Item 5.02 by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 12, 2012, in connection with the IPO, the Company amended and restated its Declaration of Trust and Bylaws.  The provisions of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws are to those in the forms of such documents filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement and as described therein.  The foregoing summary of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws, copies of which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated in this Item 5.03 by reference.

Item 8.01                                             Other Events.

On March 8, 2012, the Company’s compensation committee considered and recommended, and the Board adopted, compensation arrangements for the Company’s Trustees.  A summary of the Company’s currently effective Trustee compensation arrangement is attached as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 6, 2012, by and between Select Income REIT and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Amended and Restated Declaration of Trust of Select Income REIT

3.2	Amended and Restated Bylaws of Select Income REIT

10.1

Credit Agreement, dated as of March 12, 2012, by and among Select Income REIT, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the other financial institutions party thereto

10.2

Pledge Agreement, dated as of March 12, 2012, in favor of Wells Fargo Bank, National Association, in its capacity as adminstrative agent for the lenders under that certain Credit Agreement dated as of March 12, 2012

10.3	Business Management Agreement, dated as of March 12, 2012, between Select Income REIT and Reit Management & Research LLC

10.4	Property Management Agreement, dated as of March 12, 2012, between Select Income REIT and Reit Management & Research LLC

10.5	Form of Indemnification Agreement

10.6	Transaction Agreement, dated as of March 12, 2012, between Select Income REIT and CommonWealth REIT

10.7	2012 Equity Compensation Plan

10.8	Select Income REIT Summary of Trustee Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

Date: March 12, 2012	By:	/s/ David M. Blackman
David M. Blackman
President & Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 6, 2012, by and between Select Income REIT and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Amended and Restated Declaration of Trust of Select Income REIT

3.2	Amended and Restated Bylaws of Select Income REIT

10.1

Credit Agreement, dated as of March 12, 2012, by and among Select Income REIT, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the other financial institutions party thereto

10.2

Pledge Agreement, dated as of March 12, 2012, in favor of Wells Fargo Bank, National Association, in its capacity as adminstrative agent for the lenders under that certain Credit Agreement dated as of March 12, 2012

10.3	Business Management Agreement, dated as of March 12, 2012, between Select Income REIT and Reit Management & Research LLC

10.4	Property Management Agreement, dated as of March 12, 2012, between Select Income REIT and Reit Management & Research LLC

10.5	Form of Indemnification Agreement

10.6	Transaction Agreement, dated as of March 12, 2012, between Select Income REIT and CommonWealth REIT

10.7	2012 Equity Compensation Plan

10.8	Select Income REIT Summary of Trustee Compensation